                                                                   EXHIBIT 10.23

                               SECOND AMENDMENT
                                      TO
                      GUARANTEE AND COLLATERAL AGREEMENT

          SECOND AMENDMENT, dated as of July 9, 1996 (this "Amendment"), to the Guarantee and Collateral Agreement, dated as of September 19, 1995, as amended by the First Amendment to the Guarantee and Collateral Agreement, dated as of May 6, 1996, (as the same may be amended, supplemented or otherwise modified from time to time, the "Guarantee and Collateral Agreement"), made by each of the signatories hereto (the "Grantors"), in favor of The Chase Manhattan Bank, N.A., as agent (in such capacity, the "Agent") for the several banks and other financial institutions (the "Lenders") from time to time parties to the Second Amended and Restated Credit and Guarantee Agreement, dated as of July 9, 1996 (as the same may be amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among VDK Holdings, Inc., a Delaware corporation ("Holdings"), Van de Kamp's, Inc., a Delaware corporation (the "Borrower"), the Lenders and the Agent.


                             W I T N E S S E T H:
                             - - - - - - - - - -


          WHEREAS, effective as of the date hereof the parties thereto have agreed to amend and restate the Existing Credit Agreement;

          WHEREAS, contemporaneously with the amendment and restatement of the Existing Credit Agreement, the Borrower is acquiring the assets of the Aunt Jemima/Celeste Business with, inter alia, the proceeds of loans made to the Borrower by the Lenders under the Credit Agreement;

          WHEREAS, the Borrower is a member of an affiliated group of companies that includes each other Grantor;

          WHEREAS, each such Grantor will derive substantial direct and indirect benefit from the making of the extensions of credit under the Credit Agreement; and

          WHEREAS, it is a condition precedent to the effectiveness of the amendment and restatement of the Existing Credit Agreement and of the Lenders' agreement to make their additional loans to the Borrower that the Borrower and the other Grantors shall have entered into this Amendment;

          NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by each of the parties hereto, the Grantors and the Agent hereby agree as follows:

          SECTION 1. Definitions. As used in this Amendment, terms defined in the preamble hereof and the recitals hereto are used herein as so defined and terms defined in the Credit Agreement are used herein as therein defined.

          SECTION 2.  Amendment of Schedules.
                      ----------------------

          (a) Schedule 3 to the Guarantee and Collateral Agreement is hereby amended by adding thereto the Filings and Other Actions Required to Perfect Security Interests (with respect to Collateral located in the United States) listed on Schedule 3 hereto.

          (b) Schedule 5 to the Guarantee and Collateral Agreement is hereby amended by adding thereto the Locations of Inventory and Equipment listed on
Schedule 5 hereto.

          (c) Schedule 6 to the Guarantee and Collateral Agreement is hereby amended by adding thereto the Patent and Patent Licenses and Trademarks and Trademark Licenses listed on Schedule 6 hereto.

          (d) Schedule 7 to the Guarantee and Collateral Agreement is hereby amended by adding thereto the Contracts listed on Schedule 7 hereto.

          (e) Schedule 8 to the Guarantee and Collateral Agreement is hereby amended by adding thereto the Vehicles listed on Schedule 8 hereto.

          SECTION 3. Pledge; Grant of Security Interest. As collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations, each Grantor hereby delivers to the Agent, for the ratable benefit of the Lenders, the Pledged Stock listed on Schedule 2 hereto and all Proceeds and products thereof, and grants to the Agent for the ratable benefit of the Lenders a security interest in all of the Collateral acquired by such Grantor in connection with, or in which such Grantor has any right, title or interest as a result of, the Acquisition. Such grant shall be governed by the terms and conditions of the Guarantee and Collateral Agreement.

          SECTION 4. Representations and Warranties. To induce the Agent and the Lenders to enter into the amendment and restatement of the Credit Agreement and to agree to the amendments therein, each Grantor hereby represents and warrants to the Agent and each Lender that after giving effect to the
Acquisition:

          (a) Representations and Warranties. Each of the representations and warranties contained in Section 4 of the Guarantee and Collateral Agreement, with respect to Collateral located in the United States, as amended hereby, are true and correct on and as of the Effective Date and as of each other date hereafter contemplated by such Section 4 as if made on and as of such date.

          (b) Real Property. Such Grantor does not, on the Effective Date, own any material real property which is not subject to the Lien of the Mortgages.

          SECTION 5. Continuing Effect of Guarantee and Collateral Agreement. This Amendment shall not constitute an amendment or waiver of any provision of the Guarantee and Collateral Agreement not expressly referred to herein and shall not be construed as an amendment, waiver or consent to any action on the part of any Grantor that would require an amendment, waiver or consent of the Agent or the Lenders except as expressly stated herein. Except as expressly amended hereby, the provisions of the Guarantee and Collateral Agreement are and shall remain in full force and effect.

          SECTION 6. Counterparts. This Amendment may be executed by the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.


          SECTION 7. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF.

          IN WITNESS WHEREOF, each of the undersigned has caused this Amendment to be duly executed and delivered as of the date first above written.


                                       VDK HOLDINGS, INC.


                                       By: /s/ Jamie B. Ardrey
                                          ------------------------
                                          Title: Executive Vice President


                                       VAN DE KAMP'S, INC.


                                       By: /s/ Jamie B. Ardrey
                                          ------------------------
                                          Title: Executive Vice President

                                                                      Schedule 2
                                                                      ----------


                         DESCRIPTION OF PLEDGED STOCK

                   Class of       Stock       No. of
 Grantor   Issuer   Stock    Certificate No.  Shares
- --------   ------  --------  ---------------  ------
            N/A



                                                                      Schedule 3
                                                                      ----------

                           FILINGS AND OTHER ACTIONS
                    REQUIRED TO PERFECT SECURITY INTERESTS

                        Uniform Commercial Code Filings
                        -------------------------------

                          UCC Filings - The Borrower
                          --------------------------


          Pennsylvania
          ------------
          Secretary of the Commonwealth (previously filed)
          Montgomery Prothonotary

          California
          ----------
          Secretary of State (previously filed)
          Los Angeles County

          Tennessee
          ---------
          Secretary of State
          Madison County Register of Deeds

          Georgia
          -------
          Dekalb County Clerk of the Superior Court (previously filed)

          Illinois
          --------
          Secretary of State (previously filed)
          Cook County (previously filed)

          Minnesota
          ---------
          Secretary of State
          Hennepin County

          Texas
          -----
          Secretary of State
          Dallas County

          Iowa
          ----
          Secretary of State
          Clinton County

          Ohio
          ----
          Secretary of State
          Hamilton County

                         Patents and Trademark Filings
                         -----------------------------

        Aunt Jemima/Celeste Patent and Trademark Security Agreement to be filed in the United States Patent and Trademark Office


                     Actions with respect to Pledged Stock
                     -------------------------------------

                                     None


                                 Other Actions
                                 -------------

                                     None

                                                                      Schedule 5
                                                                      ----------


                      LOCATION OF INVENTORY AND EQUIPMENT


Grantor                               Locations
- -------                               ---------

Equipment
- ---------
Borrower                              Quaker Oats Company
                                      96 Quaker Drive
                                      Jackson, TN

                                      Leased Warehouse
                                      53A E.L. Morgan Drive
                                      Jackson, TN 38305

                                      Barrington research and development center
                                      Quaker Oats Company
                                      617 West Main Street
                                      Barrington, IL

Grantor                                   Locations
- -------                                   ---------

Inventory (Raw materials, ingredients,
work-in-process, finished goods and       Arctic Cold Storage
packaging materials)                      12033 Arctic Circle
Borrower                                  Santa Fe Springs, CA 90670

                                          American Cold Storage - Beare Division
                                          P.O. Box 667
                                          Jackson, TN 38301

                                          Continental Freezer Warehouse
                                          4220 S. Kildare Boulevard
                                          Chicago, IL 60632

                                          Rosenberger Cold Storage
                                          2525 Bergey Road
                                          Hatfield, PA 19440-0009

                                          U.S. Cold Storage
                                          5150 Pulaski
                                          Dallas, TX 75233

                                          Commercial Cold Storage
                                          4330 Pleasantdale
                                          Doraville, GA 30340

                                          Trenton Cold Storage
                                          19 Albert Street
                                          Trenton, Ontario, Canada K8V 5R1

                                          Peterborough Plant and Headquarters
                                          Quaker Park
                                          Hunter East Street
                                          Peterborough, Ontario, Canada

                                          Associated Freezers
                                          Dartmouth, Nova Scotia, Canada

Grantor                                Locations
- -------                                ---------

                                       Trenton Frozen Foods Plant
                                       The Quaker Oats Company of Canada
                                        Limited
                                       19 Albert Street
                                       Trenton, Ontario
                                       Canada K8V 5R1

                                       Trenton Rice Cakes Plant and Distribution
                                        Centre
                                       The Quaker Oats Company of Canada
                                        Limited
                                       106 Dufferin Street
                                       Trenton, Ontario
                                       Canada K8V 5R2

                                       Quinte Warehousing
                                       43 Carrying Place Road
                                       Trenton, Ontario
                                       Canada K8V 3E6

                                       Les Industries Ling Inc.
                                       Case Postale 850
                                       Warwick, Quebec
                                       Canada J0A 1M0

                                       Anacon Foods Co.
                                       3055 Old Highway 8
                                       Suite 107
                                       Minneapolis, MN 55418

                                       Certain packaging inventories of the
                                       Business owned by Quaker Oats are
                                       located at International Paper
                                       facilities in Clinton, Iowa and
                                       Cincinnati, Ohio.

                                                                      Schedule 6
                                                                      ----------

                           PATENT AND PATENT LICENSES



Patent No.            Date of Issuance   Title
- ----------            ----------------   -----
US 4,271,200          June 2, 1981       Method of Preparing a Frozen Pizza
Can. 1156508          November 8, 1983   Method of Preparing a Frozen Pizza
Can. 1158919          December 20, 1983  Method of Preparing a Frozen Pizza
US 4,283,424          August 11, 1981    Frozen Pizza Crust and Pizza Suitable
                                         for Microwave Cooking
Can. 1136481          November 30, 1982  Frozen Pizza Crust and Pizza Suitable
                                         for Microwave Cooking
US 4,303,677          December 1, 1981   Frozen Pizza Process
Can. 1156876          November 15, 1983  Frozen Pizza Process
US 4,416,904          November 22, 1983  Shelf Stable Pizza and Method for
                                         Preparing Same
US 4,645,673          February 24, 1987  Frozen Pizza with Low Fat Pastry Crust
Can. 1286534          July 23, 1991      Frozen Pizza with Low Fat Pastry Crust

United States
Patent Application
Serial Number         Date of Filing     Title
- ------------------    --------------     -----
081577,832            December 26, 1995  Waffle Having Improved Strength and
                                         Release Characteristics

License for Technology claimed in United States Patent Application No. 08/579,058, filed December 26, 1995, granted pursuant to the Asset Purchase and Sale Agreement dated May 15, 1996.

                       TRADEMARK AND TRADEMARK LICENSES

                  AUNT JEMIMA/CELESTE TRADEMARK REGISTRATIONS
                  -------------------------------------------

Trademark: CELESTE
Country: United States
Status: Registered
Application Date: 08 July 1970
Application Date: 72-364617
Registration Date: 15 December 1970
Registration No.: 904414
Renewal Date: 15 December 2000
Class: 30
Registrant: The Quaker Oats Company

Trademark: ABBONDANZA
Country: United States
Status: Registered
Application Date: 27 July 1981
Application No.: 73-321012
Registration Date: 08 March 1983
Registration No.: 1230161
Renewal Date: 08 March 2003
Class: 30
Registrant: The Quaker Oats Company

Trademark: MISCELLANEOUS DESIGN (CELESTE CAMEO)
Country: United States
Status: Registered
Application Date: 27 November 1981
Application No.: 73-838967
Registration Date: 17 July 1990
Registration No.: 1606597
Renewal Date: 17 July 2000
Class: 30
Registrant: The Quaker Oats Company

For purposes of clarification, "Pizza-For-One" is not a registered trademark.

                    AUNT JEMIMA/CELESTE TRADEMARK LICENSES
                    --------------------------------------

Trademark License Agreement, dated as of July ___, 1996, among The Quaker Oats Company, The Quaker Oats Company of Canada Limited and Van de Kamp's, Inc., relating to the following trademarks:


                                 UNITED STATES


     Mark        Reg. No.      Reg. Date                  Owner
     ----        --------      ---------                  -----

AUNT JEMIMA      1575365    January 2, 1990      The Quaker Oats Company

AUNT JEMIMA      1590084    April 3, 1990        The Quaker Oats Company

AUNT JEMIMA       797560    October 12, 1965     The Quaker Oats Company

AUNT JEMIMA &    1697862    June 30, 1992        The Quaker Oats Company
Design

MISCELLANEOUS    1699260    July 7, 1992         The Quaker Oats Company
DESIGN (Aunt
Jemima Head)

MISCELLANEOUS    1614072    September 18, 1990   The Quaker Oats Company
DESIGN (Aunt
Jemima Head)

                                    CANADA

     Mark      Reg. No.         Reg. Date                Owner
     ----      --------         ---------                -----
AUNT JEMIMA    TMA 164,781   August 15, 1969   The Quaker Oats Company of
                                               Canada Limited

AUNT JEMIMA    TMA 384,601   May 17, 1991      The Quaker Oats Company of
& DESIGN                                       Canada Limited


                                                                      SCHEDULE 7
                                                                      ----------

                                   CONTRACTS

1. Asset Purchase and Sale Agreement, dated as of May 15, 1996, by and between Van de Kamp's, Inc. (the "Borrower") and The Quaker Oats Company ("Quaker Oats"), as supplemented on July 9, 1996.

2. Transition Services Agreement, dated as of July 9, 1996, by and between Quaker Oats and the Borrower.

3. Trademark License Agreement, dated as of July 9, 1996, among Quaker Oats, The Quaker Oats Company of Canada Limited and the Borrower.

4. Interim Trademark and Tradename License Agreement dated as of July 9, 1996 between Quaker Oats and the Borrower.

5. Patent License Agreement dated as of July 9, 1996 between the Borrower and Quaker Oats.

6. McDonald's Co-Pack Agreement dated as of July 9, 1996 between Quaker Oats and the Borrower.

7. Shared Technology License Agreement dated as of July 9, 1996 between the Borrower and Quaker Oats.

8. Canada Agency Agreement dated as of July 9, 1996 between the Borrower and The Quaker Oats Company of Canada Limited.

                                                                      Schedule 8
                                                                      ----------


                                   VEHICLES


Vehicle Identification Number:     1P4FH4431KX526626
Title Number:                      38717076
Description:                       1989 Plymouth Voyager Van